UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934



                         July 27, 1999 (June 30, 1999)
                Date of Report (Date of earliest event reported)


                                 Rent-Way, Inc.
             (Exact name of registrant as specified in its charter)


      Pennsylvania                  000-22026                   25-1407782
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(State or other jurisdiction) (Commission File Number)      (IRS Employer of
               corporation)                                 Identification No.)





One RentWay Place, Erie, Pennsylvania  16505
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(Address of principal executive offices)                     Zip Code



Registrant's telephone number, including area code:      (814) 455-5378
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Item 5.           Other Events


The registrant issued the following press release on June 30, 1999:

ERIE, PA, June 30, 1999 -- Rent-Way, Inc. (NYSE: RWY) announced today that it acquired America's Rent-To-Own Center, Inc., a privately-owned 21-store rental-purchase chain with annual revenues of approximately $8 million.
America's Rent-To-Own Center, Inc. operates stores as America's RTO and has locations in Arkansas, Kansas, Missouri and Oklahoma. The transaction value is approximately $7 million and was paid for with a combination of approximately 229,000 shares of Rent-Way's common stock and the assumption of certain liabilities.

William E. Morgenstern, President and Chief Executive Officer of Rent-Way, said, "We are pleased the integration of HomeChoice Rentals has progressed well and we are again actively pursuing acquisitions. Our management team is excited about America's upside potential and Rent-Way's continued expansion into new markets."

Rent-Way operates 865 stores in 35 states under the brand names RentWay and HomeChoice Rentals. Rent-Way rents quality, brand name merchandise such as home entertainment equipment, furniture and major appliances on a week-to-week or month-to-month basis under full service rental-purchase agreements that permit the customer to acquire ownership of the merchandise at the conclusion of an agreed upon rental period.

This news release contains certain forward-looking statements within the meaning of Section 27(A)(i) of the Securities Act of 1933 and Section 21E(i)(1) of the Securities Exchange Act of 1934 that involve known and unknown risks, uncertainties and other factors that may cause actual results to be materially different from any future results, performance or achievements expressed or implied by such statements. Such factors include Rent-Way's ability to secure rental-purchase store sites in desired locations or on acceptable terms, and Rent-Way's ability to acquire additional rental-purchase stores on favorable terms, improve the performance of such stores and integrate such stores profitably into its existing operations. Additional factors are set forth in Rent-Way's Annual Report on Form 10-K for the year ended September 30,1998 and Quarterly Report on Form 10-Q for the quarter ended March 31, 1999.
























                                   SIGNATURES


Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.





                                           Rent-Way, Inc.
                             ---------------------------------------------
                                            (Registrant)



Date      July 27, 1999                  /s/ Jeffrey A. Conway
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                                              (Signature)
                                           Jeffrey A. Conway
                             Sr. Vice President and Chief Financial Officer